UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Kaleyra, Inc.

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Kaleyra, Inc. issued the following press release on September 20, 2023:

Kaleyra, Inc. Special Meeting Reminder and Announcement of Recommendations by ISS and Glass

Lewis that Stockholders Vote FOR the Proposed Merger

Special Meeting of Kaleyra Stockholders to be Held on September 28, 2023

New York, September 20, 2023 – Kaleyra, Inc. (NYSE: KLR) (“Kaleyra” or the “Company”), a global omnichannel integrated communication services provider with a set of proprietary platforms, offering targeted personalisation through messaging, video, push notifications, e-mail and voice-based services, and chatbots, would like to remind stockholders that its Special Meeting of Stockholders (the “Special Meeting”) to consider and vote on the adoption of the Agreement and Plan of Merger (the “Merger Agreement”) entered into by the Company with Tata Communications Limited, a company listed on BSE Limited and National Stock Exchange of India Limited (“Tata Communications”), pursuant to which TC Delaware Technologies Inc., a Delaware corporation and wholly owned subsidiary of Tata Communications (“Merger Sub”), will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Tata Communications (the “Merger”).

Stockholders are encouraged to vote as soon as possible by Proxy in advance of the Special Meeting by one of the methods described in the Proxy Statement previously distributed to stockholders. In addition, the Company announced that leading independent proxy advisory firms Institutional Shareholder Services (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”) have recommended that Kaleyra stockholders vote FOR the approval and adoption of the Merger Agreement and the Merger at the Special Meeting.

“We appreciate the recommendations of both leading proxy advisory firms to vote for our Merger Agreement and Merger with Tata Communications, which we believe will deliver significant value creation to all Kaleyra stockholders,” said Dr. Avi Katz, Chairman of the Board of Directors of Kaleyra. “We look forward to our Special Meeting of stockholders next week and ultimately completing our transaction with Tata Communications.”

All stockholders of record as of the close of business on August 8, 2023 are entitled to vote at the Special Meeting. If you plan to attend the virtual Special Meeting or vote by Proxy in advance of the Special Meeting, you will need the 12-digit control number sent to you in the provided proxy materials. If you are unable to locate your control number, or if you have any other questions about the Special Meeting or voting procedures, please contact the Company’s proxy solicitor, Okapi Partners, at (844) 203-3605 or info@okapipartners.com.

About Kaleyra

Kaleyra, Inc. (NYSE: KLR) (NYSE American: KLR WS) is a global group providing mobile communication services to financial institutions, e-commerce players, OTTs, software companies, logistic enablers, healthcare providers, retailers, and other large organizations worldwide. Through its proprietary platform and robust APIs, Kaleyra manages multi-channel integrated communication services, consisting of messaging, rich messaging and instant messaging, video, push notifications, e-mail, voice services, and chatbots. Kaleyra’s technology makes it possible to safely and securely manage billions of messages monthly with over 1600 operator connections in 190+ countries, including all tier-1 US carrier.

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, its omnichannel and other product and global customer developments, its expectations, beliefs, intentions, plans, prospects or strategies regarding the business plans of the Company’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this communication are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the Company’s ability to regain compliance with the NYSE Listing Company Manual, the mix of services utilized by the Company’s customers and such customers’ needs for these services, including any variability by geography, market acceptance of new service offerings, the ability of the Company to expand what it does for existing customers as well as to add new customers, that the Company will have sufficient capital to operate as anticipated, and the impact of other geopolitical and macroeconomic factors such as the war in Ukraine, may have on the Company’s operations, the demand for the Company’s products, global supply chains and economic activity in general. Additional risk factors that that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (iii) potential delays in consummation the proposed transaction; (iv) the ability of the Company and Tata Communications to timely and successfully achieve the anticipated benefits of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) significant transaction costs associated with the proposed transaction; (vii) potential litigation relating to the proposed transaction; (viii) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (ix) the ability of the Company to retain and hire key personnel; (x) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xi) legislative, regulatory and economic developments affecting the Company’s business; (xii) general economic and market developments and conditions; (xiii) the evolving legal, regulatory and tax regimes under which the Company operates; and (xiv) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

The Company filed the Definitive Proxy Statement with the SEC on August 18, 2023 in connection with the solicitation of proxies to approve the Merger, which was sent or provided to the Company’s stockholders. STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Stockholders may obtain, free of charge, the Definitive Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by or which will be filed by the Company with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). Copies of the Company’s Definitive Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Merger will also be available, free of charge, at the Company’s investor relations website (investors.kaleyra.com) or by or by contacting the Company’s Investor Relations at KLR@mzgroup.us.

Participants in the Solicitation

The Company, its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Merger. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on November 22, 2022, and is incorporated by reference in the Definitive Proxy Statement. Additional information regarding such participants, including their direct or indirect interests, which may be different from those of the Company’s stockholders generally, is included in the Definitive Proxy Statement and other relevant documents filed or to be filed with the SEC in connection with the Merger. You may obtain free copies of these documents using the sources indicated above.